UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2014

Washington Prime Group Inc.

(Exact name of registrant as specified in its charter)

Indiana	001-36252	46-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (240) 630-0000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 25, 2014, Washington Prime Group Inc. (the “Company”) awarded 153,610 long-term incentive performance (“LTIP”) units of Washington Prime Group, L.P. (the “Operating Partnership”), of which the Company is the general partner, to Mark S. Ordan, the Chief Executive Officer of the Company.

The LTIP units were granted as long-term incentive compensation pursuant to the Operating Partnership’s 2014 Stock Incentive Plan (the “Plan”) and as “Inducement LTIP Units” under the terms of the Employment Agreement between the Company and Mr. Ordan, dated as of February 15, 2014 (the “Employment Agreement”).  The Information Statement filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 20, 2014 provides a description of the terms of the Employment Agreement, including the terms of the Inducement LTIP Units. Such description is a summary and is qualified in its entirety by the terms of (i) the Series 2014 Inducement LTIP Unit Award Agreement, dated as of June 25, 2014, a copy of which is attached hereto as Exhibit 10.1 to this report and is incorporated herein by this reference, (ii) the Certificate of Designation of Series 2014 Inducement LTIP Units of Washington Prime Group, L.P., a copy of which is attached hereto as Exhibit 10.2 to this report and is incorporated herein by this reference, and (iii) the Employment Agreement, included as Exhibit 10.3 to this report and incorporated herein by this reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1	Series 2014 Inducement LTIP Unit Award Agreement, dated as of June 25, 2014 (filed herewith).

10.2	Certificate of Designation of Series 2014 Inducement LTIP Units of Washington Prime Group, L.P. (filed herewith).

10.3

Employment Agreement between Washington Prime Group Inc. and Mark Ordan, dated as of February 15, 2014 (incorporated herein by reference to Exhibit 10.7 to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed on March 24, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2014

WASHINGTON PRIME GROUP INC.

By:	/s/ Robert P. Demchak
Name:	Robert P. Demchak
Title:	Secretary and General Counsel

EXHIBIT INDEX

10.1	Series 2014 Inducement LTIP Unit Award Agreement, dated as of June 25, 2014 (filed herewith).

10.2	Certificate of Designation of Series 2014 Inducement LTIP Units of Washington Prime Group, L.P. (filed herewith).

10.3

Employment Agreement between Washington Prime Group Inc. and Mark Ordan, dated as of February 15, 2014 (incorporated herein by reference to Exhibit 10.7 to Amendment No. 2 to the Company’s Registration Statement on Form 10 filed on March 24, 2014).